Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	June 30, 2013	December 31, 2012
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$25,545,642	$24,172,136
Held for investment, at amortized cost	76,170	76,088
Equity securities, available for sale, at fair value	9,790	53,422
Mortgage loans on real estate	2,583,703	2,623,940
Derivative instruments	629,135	415,258
Other investments	208,635	196,366
Total investments	29,053,075	27,537,210

Cash and cash equivalents	746,889	1,268,545
Coinsurance deposits	2,944,726	2,910,701
Accrued investment income	287,692	261,833
Deferred policy acquisition costs	2,147,252	1,709,799
Deferred sales inducements	1,646,164	1,292,341
Deferred income taxes	153,701	—
Income taxes recoverable	1,645	—
Other assets	307,406	153,049
Total assets	$37,288,550	$35,133,478

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$33,635,600	$31,773,988
Other policy funds and contract claims	440,217	455,752
Notes payable	303,126	309,869
Subordinated debentures	245,958	245,869
Amounts due under repurchase agreements	160,436	—
Deferred income taxes	—	49,303
Income taxes payable	—	4,756
Other liabilities	1,061,137	573,704
Total liabilities	35,846,474	33,413,241

Stockholders' equity:
Common stock	63,501	61,751
Additional paid-in capital	512,613	496,715
Unallocated common stock held by ESOP	(2,009)	(2,583)
Accumulated other comprehensive income	244,280	686,807
Retained earnings	623,691	477,547
Total stockholders' equity	1,442,076	1,720,237
Total liabilities and stockholders' equity	$37,288,550	$35,133,478

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenues:
Traditional life insurance premiums	$2,913	$3,248	$5,611	$6,470
Annuity product charges	23,511	21,908	44,992	41,301
Net investment income	336,143	320,259	665,833	647,169
Change in fair value of derivatives	64,040	(150,847)	438,002	108,314
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	15,689	(611)	26,274	(6,687)
OTTI losses on investments:
Total OTTI losses	(2,775)	(375)	(4,964)	(2,156)
Portion of OTTI losses recognized from other comprehensive income	—	(603)	(1,048)	(1,703)
Net OTTI losses recognized in operations	(2,775)	(978)	(6,012)	(3,859)
Loss on extinguishment of debt	(589)	—	(589)	—
Total revenues	438,932	192,979	1,174,111	792,708

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,106	2,250	3,841	4,367
Interest sensitive and index product benefits	336,025	142,733	561,834	281,856
Amortization of deferred sales inducements	120,536	25,940	149,367	42,650
Change in fair value of embedded derivatives	(408,409)	(80,989)	(45,137)	278,077
Interest expense on notes payable	6,780	7,072	14,028	14,067
Interest expense on subordinated debentures	3,018	3,563	6,027	7,149
Amortization of deferred policy acquisition costs	169,270	44,848	215,500	79,132
Other operating costs and expenses	24,851	18,902	44,371	40,615
Total benefits and expenses	254,177	164,319	949,831	747,913
Income before income taxes	184,755	28,660	224,280	44,795
Income tax expense	64,642	9,901	78,136	15,565
Net income	$120,113	$18,759	$146,144	$29,230

Earnings per common share	$1.87	$0.31	$2.29	$0.49
Earnings per common share - assuming dilution	$1.71	$0.30	$2.09	$0.46
Weighted average common shares outstanding (in thousands):
Earnings per common share	64,254	59,943	63,787	59,822
Earnings per common share - assuming dilution	70,382	64,254	69,882	64,230

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,913	$2,698	$3,107	$3,300	$3,248
Surrender charges	11,292	11,502	10,153	11,240	12,135
Lifetime income benefit rider fees	12,219	9,979	13,677	12,635	9,773
Net investment income	336,143	329,690	321,160	318,594	320,259
Change in fair value of derivatives	64,040	373,962	(48,266)	161,090	(150,847)
Net realized gains (losses) on investments, excluding OTTI	15,689	10,585	1,471	(1,238)	(611)
Net OTTI losses recognized in operations	(2,775)	(3,237)	(9,387)	(1,686)	(978)
Loss on extinguishment of debt	(589)	—	—	—	—
Total revenues	438,932	735,179	291,915	503,935	192,979

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,106	1,735	1,843	1,865	2,250
Interest sensitive and index product benefits (a)	336,025	225,809	290,126	246,105	142,733
Amortization of deferred sales inducements (b)	120,536	28,831	36,798	7,709	25,940
Change in fair value of embedded derivatives	(408,409)	363,272	(179,379)	188,201	(80,989)
Interest expense on notes payable	6,780	7,248	7,271	7,141	7,072
Interest expense on subordinated debentures	3,018	3,009	3,074	3,235	3,563
Amortization of deferred policy acquisition costs (b)	169,270	46,230	59,833	25,954	44,848
Other operating costs and expenses (c)	24,851	19,520	18,710	36,170	18,902
Total benefits and expenses	254,177	695,654	238,276	516,380	164,319
Income (loss) before income taxes	184,755	39,525	53,639	(12,445)	28,660
Income tax expense (benefit)	64,642	13,494	17,242	(4,616)	9,901
Net income (loss) (a) (b) (c)	$120,113	$26,031	$36,397	$(7,829)	$18,759

Earnings (loss) per common share	$1.87	$0.41	$0.58	$(0.13)	$0.31
Earnings (loss) per common share - assuming dilution (a) (b) (c)	$1.71	$0.38	$0.55	$(0.13)	$0.30
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	64,254	63,314	62,856	62,504	59,943
Earnings (loss) per common share - assuming dilution	70,382	68,706	65,897	65,262	64,254

(a)
Q3 2012 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits by $2.2 million and decreased net loss and loss per common share - assuming dilution by $1.4 million and $0.02 per share, respectively.

(b)
Q3 2012 includes expense from unlocking which reduced amortization of deferred sales inducements by $0.2 million, increased amortization of deferred policy acquisition costs by $3.7 million, and increased net loss and loss per common share - assuming dilution for Q3 2012 by $2.2 million and $0.03 per share, respectively.

(c)
Q2 2013 includes expense of $8.5 million related to assessments received and future estimates of assessments from state guaranty fund associations related to the insolvency of Executive Life Insurance Company of New York, which after income taxes decreased net income and earnings per common share - assuming dilution by $5.5 million and $0.08 per share, respectively.

Q2 2013 includes a benefit of $3.2 million related to the final settlement of a litigation liability established in 2010, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes increased net income and earnings per common share - assuming dilution by $2.0 million and $0.03 per share, respectively.
Q3 2012 includes expense from recognizing an estimated litigation liability of $17.5 million, which, after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net loss and loss per common share - assuming dilution by $9.6 million and $0.15 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives, loss on extinguishment of debt and changes in litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(Dollars in thousands, except per share data)
Net income	$120,113	$18,759	$146,144	$29,230
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI (a)	(3,574)	861	(6,378)	4,408
Change in fair value of derivatives and embedded derivatives (a)	(84,653)	7,736	(74,416)	23,478
Litigation reserve (a)	(1,969)	—	(1,969)	—
Extinguishment of debt	$345	$—	$345	$—
Operating income (a non-GAAP financial measure)	$30,262	$27,356	$63,726	$57,116

Per common share - assuming dilution:
Net income	$1.71	$0.30	$2.09	$0.46
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI	(0.05)	0.01	(0.09)	0.07
Changes in fair value of derivatives and embedded derivatives	(1.20)	0.12	(1.06)	0.37
Litigation reserve	(0.03)	—	(0.03)	—
Extinguishment of debt	—	—	—	—
Operating income (a non-GAAP financial measure)	$0.43	$0.43	$0.91	$0.90

(a)
Adjustments to net income to arrive at operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and net of income taxes.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$(12,914)	$1,589	$(20,262)	$10,546
Amortization of DAC and DSI	7,265	(251)	10,358	(3,701)
Income taxes	2,075	(477)	3,526	(2,437)
	$(3,574)	861	$(6,378)	$4,408
Change in fair value of derivatives and embedded derivatives:
Change in fair value of derivatives and embedded derivatives	$(317,232)	$28,857	$(281,552)	$87,907
Amortization of DAC and DSI	186,732	(16,559)	166,492	(51,222)
Income taxes	45,847	(4,562)	40,644	(13,207)
	$(84,653)	$7,736	$(74,416)	$23,478
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$(3,212)	$—	$(3,212)	$—
Amortization of DAC and DSI	156	—	156	—
Income taxes	1,087	—	1,087	—
	$(1,969)	$—	$(1,969)	$—
Extinguishment of debt:
Loss on extinguishment of debt	$589	$—	$589	$—
Income taxes	(244)	—	(244)	—
	$345	$—	$345	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012
	(Dollars in thousands, except per share data)
Net income (loss)	$120,113	$26,031	$36,397	$(7,829)	$18,759
Adjustments to arrive at operating income:
Net realized investment (gains) losses (a)	(3,574)	(2,804)	2,825	1,415	861
Change in fair value of derivatives and embedded derivatives (a)	(84,653)	10,237	(8,317)	19,000	7,736
Litigation reserve (a)	(1,969)	—	—	9,580	—
Extinguishment of debt (a)	345	—	—	—	—
Operating income (a non-GAAP financial measure) (b) (c) (d)	$30,262	$33,464	$30,905	$22,166	$27,356

Operating income per common share - assuming dilution (b) (c) (d)	$0.43	$0.49	$0.47	$0.34	$0.43

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of related adjustments to amortization and deferred sales inducements and deferred policy acquisition costs and net of income taxes.

(b)
Q2 2013 includes expense of $8.5 million related to assessments received and future estimates of assessments from state guaranty fund associations related to the insolvency of Executive Life Insurance Company of New York, which after income taxes decreased operating income and operating income per common share - assuming dilution by $5.5 million and $0.08 per share, respectively.

(c)
Q3 2012 includes expense from unlocking which increased amortization of deferred sales inducements and amortization of deferred policy acquisition costs by $2.4 million and $7.3 million, respectively, and decreased operating income and operating income per common share - assuming dilution by $6.3 million and $0.09 per share, respectively.

(d)
Q3 2012 includes a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact reduced interest sensitive and index product benefits by $2.2 million and increased operating income and operating income per common share - assuming dilution by $1.4 million $0.02 per share, respectively.

Summary of Adjustments to Arrive at Operating Income

	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012
	(Dollars in thousands)
Net realized (gains) losses on investments	$(15,689)	$(10,585)	$(1,471)	$1,238	$611
Net OTTI losses recognized in operations	2,775	3,237	9,387	1,686	978
Change in fair value of derivatives	91,374	(299,494)	156,123	(96,232)	85,683
Loss on extinguishment of debt	589	—	—	—	—
Increase (decrease) in total revenues	79,049	(306,842)	164,039	(93,308)	87,272

Amortization of deferred sales inducements	(82,583)	7,447	(3,140)	28,278	7,201
Change in fair value of embedded derivatives	408,606	(335,174)	182,465	(186,362)	56,826
Amortization of deferred policy acquisition costs	(111,570)	9,700	(6,746)	35,636	9,609
Other operating costs and expenses	3,212	—	—	(17,532)	—
Increase (decrease) in total benefits and expenses	217,665	(318,027)	172,579	(139,980)	73,636
Increase (decrease) in income (loss) before income taxes	(138,616)	11,185	(8,540)	46,672	13,636
Increase (decrease) in income tax expense	(48,765)	3,752	(3,048)	16,677	5,039
Increase (decrease) in net income (loss)	$(89,851)	$7,433	$(5,492)	$29,995	$8,597

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Capitalization/Book Value per Share

	June 30, 2013	December 31, 2012
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$303,126	$309,869
Subordinated debentures payable to subsidiary trusts	245,958	245,869
Total debt	549,084	555,738
Total stockholders’ equity	1,442,076	1,720,237
Total capitalization	1,991,160	2,275,975
Accumulated other comprehensive income (AOCI)	(244,280)	(686,807)
Total capitalization excluding AOCI (a)	$1,746,880	$1,589,168

Total stockholders’ equity	$1,442,076	$1,720,237
Accumulated other comprehensive income	(244,280)	(686,807)
Total stockholders’ equity excluding AOCI (a)	$1,197,796	$1,033,430

Common shares outstanding (b)	64,207,136	62,653,134

Book Value per Share: (c)
Book value per share including AOCI	$22.46	$27.46
Book value per share excluding AOCI (a)	$18.66	$16.49

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	17.4%	19.5%
Adjusted debt / Total capitalization	17.4%	20.0%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2013 - 892,688 shares; 2012 - 1,142,332 shares and exclude unallocated shares held by ESOP: 2013 - 186,485 shares; 2012 - 239,799 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Spread Results

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Average yield on invested assets	4.94%	5.34%	4.98%	5.47%
Aggregate cost of money	2.24%	2.64%	2.28%	2.66%
Aggregate investment spread	2.70%	2.70%	2.70%	2.81%

Impact of:
Investment yield - additional prepayment income	0.05%	0.03%	0.06%	0.05%
Cost of money effect of (under) over hedging	0.06%	(0.01)%	0.04%	—%

Weighted average investments (in thousands)	27,253,801	24,005,590	26,818,283	23,679,263
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$241,801	$50,682	$377,142	$101,340
Interest credited	75,852	76,725	150,268	151,741
Included in change in fair value of derivatives:
Proceeds received at option expiration	(244,758)	(50,041)	(379,983)	(100,903)
Pro rata amortization of option cost	89,542	91,042	178,397	182,759
Cost of money for deferred annuities	$162,437	$168,408	$325,824	$334,937

Weighted average liability balance outstanding (in thousands)	$28,994,148	$25,517,288	$28,527,112	$25,173,282
Annuity Account Balance Rollforward

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(Dollars in thousands)
Account balances at beginning of period	$28,450,478	$25,175,432	$27,669,672	$24,483,118
Net deposits	1,074,184	930,605	1,946,513	1,765,458
Premium and interest bonuses	91,033	73,229	164,931	143,248
Fixed interest credited and index credits	317,653	127,407	527,410	253,081
Surrender charges	(11,292)	(12,135)	(22,794)	(23,797)
Lifetime income benefit rider fees	(12,219)	(9,773)	(22,198)	(17,504)
Surrenders, withdrawals, deaths, etc.	(372,019)	(425,621)	(725,716)	(744,460)
Account balances at end of period	$29,537,818	$25,859,144	$29,537,818	$25,859,144

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Annuity Deposits by Product Type

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
Product Type	2013	2012	2013	2012	2012
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$764,437	$533,633	$1,369,078	$1,021,760	$2,225,902
Fixed Strategy	285,416	281,206	528,545	570,560	1,208,324
	1,049,853	814,839	1,897,623	1,592,320	3,434,226
Fixed Rate Annuities:
Single-Year Rate Guaranteed	20,404	21,141	40,314	55,628	98,821
Multi-Year Rate Guaranteed	48,291	39,232	95,547	160,897	249,228
Single premium immediate annuities	16,824	42,137	31,804	87,949	164,657
	85,519	102,510	167,665	304,474	512,706
Total before coinsurance ceded	1,135,372	917,349	2,065,288	1,896,794	3,946,932
Coinsurance ceded	44,572	32,668	87,179	131,447	203,734
Net after coinsurance ceded	$1,090,800	$884,681	$1,978,109	$1,765,347	$3,743,198
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at June 30, 2013:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.2	10.2	15.9%	$27,520,352	93.2%
Single-Year Fixed Rate Guaranteed Annuities	11.1	3.5	8.0%	1,442,126	4.9%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.1	1.6	4.3%	575,340	1.9%
Total	13.9	9.7	15.3%	$29,537,818	100.0%
(a) 59% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$644,385	$700,515
0.0% < 2.0%	34,639	310,155
2.0% < 3.0%	57,998	165,240
3.0% < 4.0%	24,969	286,382
4.0% < 5.0%	64,650	217,502
5.0% < 6.0%	81,991	299,957
6.0% < 7.0%	181,013	206,380
7.0% < 8.0%	188,241	767,515
8.0% < 9.0%	149,634	457,674
9.0% < 10.0%	61,193	417,458
10.0% or greater	528,753	23,691,574
	$2,017,466	$27,520,352

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,344,900	0.00%
2013	223,911	1.92%
2014	510,849	2.59%
2015	556,020	4.38%
2016	806,725	5.96%
2017	968,013	7.16%
2018	837,393	9.25%
2019	586,598	10.03%
2020	919,840	11.62%
2021	1,221,479	13.35%
2022	2,058,638	15.37%
2023	4,394,571	17.31%
2024	4,117,307	18.54%
2025	3,188,386	18.76%
2026	2,735,509	18.77%
2027	2,398,919	19.22%
2028	1,729,805	19.75%
2029	916,888	19.99%
2030	22,067	20.00%
	$29,537,818	15.26%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$765,219	$809,954
› 0.0% - 0.25%	302,157	529,988
› 0.25% - 0.5%	115,362	37,315
› 0.5% - 1.0% (a)	329,285	1,063,336
› 1.0% - 1.5% (a)	99,110	23,873
› 1.5% - 2.0%	120,841	2,350
› 2.0% - 2.5%	2,375	—
› 2.5% - 3.0%	41,715	—
1.00% ultimate guarantee - 2.34% wtd avg interest rate (b)	43,424	—
1.50% ultimate guarantee - 1.74% wtd avg interest rate (b)	92,014	2,536,126
2.00% ultimate guarantee - 2.66% wtd avg interest rate (b)	105,964	—
2.25% ultimate guarantee - 2.69% wtd avg interest rate (b)	—	1,526,827
3.00% ultimate guarantee - 2.90% wtd avg interest rate (b)	—	3,017,056
Allocated to index strategies (see tables that follow)	—	17,973,527
	$2,017,466	$27,520,352

(a)
$108,828 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $610,509 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2013 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.59%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Annuity Liability Characteristics

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$555	$11,313	$835,944	$47,418	$280,842
2.5% - 3%	855,187	—	—	—	—
3% - 4%	1,586,848	—	—	—	—
4% - 5%	18,588	113,086	1,275,983	—	—
5% - 6%	—	8,210	3,004,494	—	—
6% - 7%	—	—	2,744,399	—	—
>= 7%	—	11,457	37,390	124,996	71,610

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	15%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$143	397	$333,584	$171,370	$206,743
< 20%	194,666	—	—	—	—
20% - 40%	168,335	—	480,181	—	—
40% - 60%	—	—	173,997	143,301	1,416
>= 60%	—	—	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1% (Dollars in thousands)
Current Cap
At minimum	$13,010
1.45% - 1.8%	2,099,562
2.0% - 2.3%	1,567,557
>= 2.3%	1,380,892
If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.62% based upon prices of options for the week ended July 16, 2013.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Summary of Invested Assets

	June 30, 2013		December 31, 2012
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$4,938	—%	$5,154	—%
United States Government sponsored agencies	1,199,847	4.1%	1,772,025	6.5%
United States municipalities, states and territories	3,543,158	12.2%	3,578,323	13.0%
Foreign government obligations	92,811	0.3%	105,259	0.4%
Corporate securities	16,075,497	55.4%	14,542,860	52.8%
Residential mortgage backed securities	2,488,057	8.6%	2,888,113	10.5%
Commercial mortgage backed securities	1,222,689	4.2%	357,982	1.3%
Other asset backed securities	994,815	3.4%	998,508	3.6%
Total fixed maturity securities	25,621,812	88.2%	24,248,224	88.1%
Equity securities	9,790	—%	53,422	0.2%
Mortgage loans on real estate	2,583,703	8.9%	2,623,940	9.5%
Derivative instruments	629,135	2.2%	415,258	1.5%
Other investments	208,635	0.7%	196,366	0.7%
	$29,053,075	100.0%	$27,537,210	100.0%
Credit Quality of Fixed Maturity Securities - June 30, 2013

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$16,049,276	62.7%	Aaa/Aa/A	$15,432,442	60.2%
2	9,028,631	35.2%	Baa	8,676,435	33.9%
3	472,838	1.8%	Ba	471,089	1.8%
4	69,502	0.3%	B	107,823	0.4%
5	—	—%	Caa and lower	760,254	3.0%
6	1,565	—%	In or near default	173,769	0.7%
	$25,621,812	100.0%		$25,621,812	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Watch List Securities - June 30, 2013

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$49,530	$(6,998)	$42,532	1 - 31
Industrial	49,481	(8,007)	41,474	8 - 34
Industrial	9,365	22	9,387
	108,376	(14,983)	93,393
Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$943,971	$887,172	$932,517
Prime	683,014	648,610	693,299
Alt-A	36,427	36,872	37,816
	$1,663,412	$1,572,654	$1,663,632
OTTI has been recognized
Prime	$531,924	$460,258	$489,691
Alt-A	385,961	304,487	334,734
	$917,885	$764,745	$824,425
Total by collateral type
Government agency	$943,971	$887,172	$932,517
Prime	1,214,938	1,108,868	1,182,990
Alt-A	422,388	341,359	372,550
	$2,581,297	$2,337,399	$2,488,057
Total by NAIC designation
1	$2,185,965	$1,984,119	$2,116,730
2	305,145	274,662	287,908
3	57,961	50,979	54,389
4	29,110	25,589	27,489
6	3,116	2,050	1,541
	$2,581,297	$2,337,399	$2,488,057

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Fixed Maturity Securities by Sector

	June 30, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,246,505	$1,204,785	$1,768,379	$1,777,179
United States municipalities, states and territories	3,299,733	3,543,158	3,116,678	3,578,323
Foreign government obligations	86,106	92,811	86,099	105,259
Corporate securities:
Consumer discretionary	1,438,165	1,469,175	1,237,208	1,366,504
Consumer staples	1,101,048	1,139,236	876,654	1,003,651
Energy	1,817,654	1,873,385	1,463,923	1,655,363
Financials	2,825,674	2,921,700	2,476,780	2,713,351
Health care	1,283,990	1,314,481	926,136	1,064,097
Industrials	1,858,585	1,912,965	1,497,435	1,672,681
Information technology	1,081,719	1,086,566	854,347	923,263
Materials	1,251,067	1,256,223	1,076,133	1,189,410
Telecommunications	433,962	442,946	356,486	400,995
Utilities	2,428,890	2,575,654	2,143,026	2,453,736
Residential mortgage backed securities:
Government agency	887,171	932,517	1,024,731	1,119,249
Prime	1,108,868	1,182,990	1,344,775	1,392,741
Alt-A	341,359	372,550	374,031	376,123
Commercial mortgage backed securities:
Government agency	214,708	209,416	35,697	37,976
Other	1,089,320	1,013,273	319,173	320,006
Other asset backed securities:
Consumer discretionary	95,119	94,271	77,464	81,772
Energy	8,287	8,978	8,304	9,152
Financials	714,412	706,345	659,058	677,948
Industrials	148,694	159,898	154,358	166,567
Materials	—	—	28,813	29,150
Telecommunications	14,835	16,701	14,835	17,421
Utilities	6,215	8,622	14,459	16,498
Redeemable preferred stock - financials	7,000	6,996	22,045	23,721
	$24,789,086	$25,545,642	$21,957,027	$24,172,136
Held for investment:
Corporate security - financials	$76,170	$61,250	$76,088	$61,521

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Mortgage Loans on Commercial Real Estate

	June 30, 2013		December 31, 2012
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$760,025	29.1%	$732,762	27.5%
Middle Atlantic	147,167	5.6%	155,094	5.8%
Mountain	359,436	13.7%	387,599	14.6%
New England	23,131	0.9%	26,385	1.0%
Pacific	322,519	12.3%	320,982	12.1%
South Atlantic	459,052	17.6%	458,802	17.3%
West North Central	369,363	14.1%	370,168	13.9%
West South Central	175,486	6.7%	207,091	7.8%
	$2,616,179	100.0%	$2,658,883	100.0%

Property type distribution
Office	$643,747	24.6%	$666,467	25.1%
Medical Office	137,746	5.3%	136,764	5.1%
Retail	680,618	26.0%	677,951	25.5%
Industrial/Warehouse	666,935	25.5%	692,637	26.1%
Hotel	83,363	3.2%	94,045	3.5%
Apartment	233,609	8.9%	219,335	8.2%
Mixed use/other	170,161	6.5%	171,684	6.5%
	$2,616,179	100.0%	$2,658,883	100.0%

	June 30, 2013	December 31, 2012
Credit Exposure - By Payment Activity
Performing	$2,572,527	$2,597,440
In workout	28,326	26,723
Delinquent	—	—
Collateral dependent	15,326	34,720
	2,616,179	2,658,883
Specific Loan Loss Allowance	(21,176)	(23,134)
General Loan Loss Allowance	(10,500)	(11,100)
Deferred prepayment fees	(800)	(709)
	$2,583,703	$2,623,940

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00

2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00
Third Quarter	$12.41	$10.62	$11.63	$0.00
Fourth Quarter	$12.40	$10.56	$12.21	$0.15

2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00
Third Quarter	$13.22	$8.01	$8.75	$0.00
Fourth Quarter	$11.82	$8.05	$10.40	$0.12
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-June 30, 2013

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com

Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com

Mark Finkelstein
Evercore Partners
(312) 445-6440
mark.finkelstein@evercore.com